                                SECOND SUPPLEMENT
                                     TO THE
                             MASTER CREDIT AGREEMENT
                              (Revolving Facility)

     THIS SECOND SUPPLEMENT TO THE MASTER CREDIT AGREEMENT ("Second Supplement")
is made and entered into as of February 14, 2007, by and between NEDAK  ETHANOL,
LLC, a Nebraska  limited  liability  company,  and FARM CREDIT SERVICES OF GRAND
FORKS, FLCA, a federal land credit  association  organized under the Farm Credit
Act of 1971, as amended.  This Second  Supplement  supplements the Master Credit
Agreement  between  Lender and Borrower  dated as of even date  herewith (as the same may be amended,  restated, or otherwise modified (other than by Supplements entered into pursuant to Section 1.02  thereof)  from time to time,  the "Master
Agreement").

                                    RECITALS:

A.   Borrower has requested that Lender establish a revolving credit facility in favor of Borrower in the amount of $10,000,000; and

B.   Lender is willing to provide  such  financing  to Borrower  pursuant to the
     Master Agreement, the Supplements, and the other Loan Documents.

                                   AGREEMENT:

     1.  Definitions.  Capitalized  terms used and not otherwise defined in this
Second  Supplement  have the meanings  attributed to them below or in the Master
Agreement.  Definitions  in this Second  Supplement  control  over  inconsistent definitions  in the Master  Agreement,  but only to the extent the defined terms apply to Loans under this Second Supplement. Definitions set forth in the Master
Agreement control for all other purposes. As used in this Second Supplement, the following terms have the following meanings:

     "LIBOR" means the one month London interbank rate reported on the tenth day of the month by the Wall Street  Journal from time to time in its daily  listing of money rates,  defined therein as "the average of interbank  offered rates for dollar  deposits in the London  market based on quotations at five major banks."
If a one month LIBOR rate is not  reported  on the tenth day of such month,  the one month LIBOR rate reported on the first  Business Day preceding the tenth day of such month will be used.  If this index is no longer  available,  Lender will select a new index which is based on comparable information.

     "Margin" means three and forty  hundredths  percentage  points (3.40%) (340 basis  points) as the same may be  adjusted  pursuant  to Section 8 of the First
Supplement.

     "Modified Revolving Commitment Amount" has the meaning set forth in Section
10.

     "Revolving  Commitment  Amount"  means an amount not to exceed  $10,000,000 initially,  as reduced from time to time, in  accordance  with the terms of this
Second  Supplement  and the

Master Agreement,  until the Revolving Facility Maturity Date, at which time the
Revolving Commitment Amount will be $0.

     "Revolving  Credit  Availability  Period"  means the  period  from the Loan
Conversion  Date (as  defined  in the  First  Supplement)  until  the  Revolving
Facility Maturity Date.

     "Revolving  Facility"  means  the  revolving  credit  facility  established pursuant to this Second Supplement.

     "Revolving Facility Maturity Date" means the earlier of (a) 120 months from the Loan  Conversion  date which shall not be later than March 1, 2018,  and (b)
the date on which the  Obligations  have  been  declared  or have  automatically become due and payable, whether by acceleration or otherwise.

     "Revolving Loan" means a Loan made under the Revolving Facility.

     "Revolving  Note" means the Revolving  Credit Note made by Borrower payable to the  order  of  Lender,  dated  the date  hereof,  in the  initial  aggregate principal amount of $10,000,000 in substantially the form of Exhibit 2A attached hereto.  The  outstanding  principal  balance  of the  Revolving  Note (i) shall initially be zero dollars  ($0),  and (ii)  effective as of the Loan  Conversion
Date shall be $10,000,000.

     2.  Effect of Second  Supplement.  This Second  Supplement,  along with the
Master  Agreement  and the other  Loan  Documents,  sets  forth the terms of the
Revolving Loan Facility and Revolving Loan.

     3. Conditions  Precedent.  Lender will have no obligation under this Second
Supplement,  the  Master  Agreement,  or any  Loan  Document  until  each of the following conditions precedent is satisfied or waived in accordance with Section
8.02 of the Master Agreement:

     (a)  Lender has received  all fees and other  amounts due and payable on or prior  to  the  date  hereof,  including  the  fees  and  amounts  for reimbursement or payment of all out-of-pocket  expenses required to be reimbursed  or paid by Borrower  pursuant to any Loan  Document or any other agreement with Lender;

     (b)  Lender has received  Borrower's  counterpart of this Second Supplement and the Revolving Note duly executed and delivered by Borrower;

     (c)  Lender has received  Borrower's  counterparts of the Master  Agreement and  all  Loan  Documents  contemplated  thereby,  in each  case  duly executed and delivered by Borrower, as well as all other duly executed and delivered instruments,  agreements, opinion letters, and documents as Lender may require;

     (d)  the  representations  and warranties set forth in the Master Agreement and each  other Loan  Document  are true and  correct in all  material respects as of the date hereof;

     (e)  all conditions  precedent in the Master  Agreement and each other Loan
          Document have been satisfied or waived; and

     (f)  no Default or Event of Default has occurred and is continuing.

     4.  Establishment of Revolving  Facility.  Effective on the Loan Conversion
Date (as defined in the First Supplement),  and during the Revolving  Commitment
Availability  Period,  and  subject to the terms,  conditions,  and  limitations herein,  Borrower may borrow,  prepay and re-borrow Revolving Loans from time to time in  amounts  up to the  Revolving  Commitment  Amount,  as  reduced  to the
Modified  Revolving  Commitment  Amount  pursuant  to  Section  10  hereof.  The aggregate  principal  amount of the sum of  Revolving  Loans may not  exceed the
Revolving  Commitment  Amount, as reduced to the Modified  Revolving  Commitment
Amount pursuant to Section 10 hereof,  at any time. To request a Revolving Loan, a Responsible  Officer will give Lender  written  notice (or  telephonic  notice
promptly   confirmed  in  writing)  of  each   request  for  a  Revolving   Loan
substantially  in the form of  Exhibit 2B  attached  hereto (a  "Revolving  Draw
Request")  prior to 11:00 a.m.  (Grand Forks,  North Dakota Time) three Business
Days prior to the requested date of each Revolving Advance.  Each Revolving Draw
Request will be irrevocable and will specify: (a) the aggregate principal amount to be  borrowed  and (b) the  requested  funding  date (which must be a Business
Day).  Revolving  Loans will be advanced in accordance  with Section 1.10 of the
Master Agreement.

     5. Conditions to Each Advance. The obligation of Lender to make a Revolving
Loan is subject  to the  satisfaction  of the  following  conditions  precedent, unless waived by Lender in accordance with Section 8.02 of the Master Agreement:

     (a)  Lender has received a timely Revolving Draw Request;

     (b)  at the time of and  immediately  after giving  effect to such Loan, no
          Default or Event of Default exists;

     (c)  all  representations  and warranties of Borrower set forth in the Loan
          Documents  are true and correct in all material  respects on and as of the date of such Loan before and after giving effect  thereto,  except to the extent such  representations and warranties relate solely to an earlier period; and

     (d)  since the date of the most  recent  audited  financial  statements  of
          Borrower  delivered to Lender,  there has been no change which has had or could  reasonably  be  expected  to  result in a  Material  Adverse
          Effect.

     6.  Repayment.  Any amount of Revolving Loans  outstanding  that is greater than the  Revolving  Commitment  Amount,  as reduced to the  Modified  Revolving
Commitment Amount pursuant to Section 10 hereof, is due and payable immediately.
All remaining  principal and accrued interest and other  Obligations  related to the Revolving  Loans  outstanding on Revolving  Loans are due and payable on the
Revolving Facility Maturity Date.

     7. Interest.  Interest on the unpaid  principal  amount of Revolving  Loans will accrue on a variable interest rate equal to LIBOR plus the Margin. Interest accruing on Revolving  Loans

will be paid in full in arrears on the first day of each calendar month prior to the Revolving Facility Maturity Date.

     8.  Commitment  Fees.  Borrower  will pay Lender,  on the first day of each calendar  quarter in arrears,  unused  commitment  fees equal to 25 basis points
(0.25%) per annum of the  un-drawn  amount of the  Revolving  Commitment  Amount during the Revolving Credit Availability Period.

     Reaffirmation of Representations  and Warranties.  Borrower's request for a
Revolving Loan will be deemed  Borrower's  reaffirmation of its  representations
and   warranties   under  the  Loan   Documents,   except  to  the  extent  such
representations and warranties relate solely to an earlier period.

     9. Prepayment Fees.

     Subject to applicable  fees and charges and such other terms and conditions as set forth in this Section 9, Borrower may prepay the Revolving  Facility,  in whole  or in part at any  time and from  time to  time,  by  giving  irrevocable written notice (or telephonic  notice  promptly  confirmed in writing) to Lender not less than  thirty  days  prior to any such  prepayment;  provided,  that the amount of any such  prepayment may not be less than  $500,000.  Each such notice will be  irrevocable  and will specify the proposed date of such  prepayment and the principal amount to be prepaid.  The amount specified in such notice will be due and payable on the date  designated  in such notice,  together  with accrued interest on the amount so prepaid and any prepayment  fee or premium  payable in connection therewith.

     The  Revolving  Facility  may not be  refinanced  with a Person  other than
Lender  for a period  of three  (3) years  after  the Loan  Conversion  Date (as defined in the First Supplement). If the Revolving Facility is refinanced with a
Person  other  than  Lender  prior to the date  three  (3)  years  from the Loan
Conversion Date,  whether  voluntarily or  involuntarily  (including any payment effected by Lender's  exercise of any right to  accelerate),  Borrower agrees to pay to Lender a prepayment  fee in the amount five percent  (5.0%) on the amount refinanced.  Borrower  agrees that the  prepayment  fee is paid for the right to prepay and that is does not constitute liquidated damages or a penalty.

     If the  Revolving  Facility is  refinanced  with a Person other than Lender prior to the date  four (4)  years  after  the  Loan  Conversion  Date,  whether voluntarily  or  involuntarily  (including  any  payment  effected  by  Lender's exercise  of any  right  to  accelerate),  Borrower  agrees  to pay to  Lender a prepayment  fee in the  amount  one  percent  (1.0%) on the  amount  refinanced.
Borrower agrees that the prepayment fee is paid for the right to prepay and that is does not constitute liquidated damages or a penalty.

     10. Debt Service  Reserve  Account.  Pursuant to Section 1.13 of the Master
Agreement,  Borrower  shall, on or prior to the Loan Conversion Date (as defined in the First  Supplement),  establish  and fully fund the Debt  Service  Reserve
Account. Upon receipt by Borrower of sales tax rebate proceeds received from the
State of  Nebraska  in the  amount of not less than  $2,400,000  ("Nebraska  Tax
Rebate"),  the Revolving  Commitment Amount available to Borrower will,  without any  action by  Borrower,  be  permanently  reduced  to an amount  not to exceed  $7,600,000  (the  "Modified  Revolving  Commitment  Amount")  until  the
Revolving  Facility  Maturity  Date,  at  which  time  such  amount  will be $0.
Immediately upon receipt of the Nebraska Tax Rebate, and simultaneously upon the
reduction  of  the  Revolving   Commitment  Amount  to  the  Modified  Revolving
Commitment  Amount,  Borrower  will pay to Lender an amount equal to 100% of the
Nebraska Tax Rebate,  which will be applied against the  outstanding  balance of the Revolving  Facility and the remainder,  if any, applied in the inverse order of the maturities of scheduled  principal  payments of Borrower.  The payment by
Borrower to Lender of the Nebraska Tax Rebate under this Section 10 shall not be subject to the prepayment fees set forth in Section 9 of this Second Supplement.
In the event the Nebraska Tax Rebate  amount  received is less than  $2,400,000, then Borrower shall fund the difference to the Debt Service Reserve Account from available earnings (after payment of any then payable Tax Distributions).

     Upon the  reduction of  availability  under the  Revolving  Facility to the
Modified  Revolving  Commitment  Amount,  Borrower will no longer be required to fund the Debt  Service  Reserve  Account.  Amounts in the Debt  Service  Reserve
Account may be used by Borrower in a manner  consistent  with the  provisions of the Master Agreement.  Notwithstanding  the foregoing,  although upon receipt of the  Nebraska  Tax Rebate  Borrower  will be limited to the  Modified  Revolving
Commitment  Amount under the Revolving  Facility,  Lender shall  nevertheless be entitled  to draw upon the  Revolving  Facility  in an amount  not to exceed the
Revolving  Commitment  Amount at any time if Borrower fails to make any required payment when due under the Master Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS  WHEREOF,  the parties have caused this Second  Supplement to be duly  executed by their  respective  authorized  officers as of the day and year first written above.

                                    BORROWER:

                                    NEDAK ETHANOL, LLC

                                    By: /s/ Jerome Fagerland
                                       -------------------------------------
                                    Name:  Jerome Fagerland
                                    Title:  President and General Manager

                                    By: /s/ Everett Vogel
                                       -------------------------------------
                                    Name:  Everett Vogel
                                    Title:  Board Chairman

                                    LENDER:

                                    FARM CREDIT SERVICES OF GRAND FORKS,
                                    FLCA

                                    By: /s/ Dave Devos
                                       -------------------------------------
                                    Name:  Dave DeVos
                                    Title:  Vice President

                    [SIGNATURE PAGE FOR SECOND SUPPLEMENT TO
                            MASTER CREDIT AGREEMENT]

                                   EXHIBIT 2A
                              REVOLVING CREDIT NOTE

$10,000,000                                            Grand Forks, North Dakota
                                                               February 14, 2007

FOR VALUE RECEIVED,  the  undersigned,  NEDAK ETHANOL,  LLC, a Nebraska  limited liability  company  ("Borrower"),  hereby  promises  to pay to the order of FARM
CREDIT  SERVICES OF GRAND  FORKS,  FLCA  (together  with any  subsequent  holder hereof, "Lender") or its successors and assigns, at 2424 32nd Avenue South, P.O.
Box 13570, Grand Forks,  North Dakota 58208-3570,  (a) on the Revolving Facility
Maturity Date (as defined in the Master Credit  Agreement  between  Borrower and
Lender  dated as of February  14,  2007 (as the same may be  amended,  restated, supplemented or otherwise  modified from time to time, the "Credit  Agreement"))
and the Second  Supplement to the Master Credit Agreement  (Revolving  Facility)
between  Borrower  and Lender,  dated the same date,  the  principal  sum of Ten
Million and No/100 Dollars  ($10,000,000.00)  or so much of the unpaid principal amount of the  Revolving  Facility (as defined in the Credit  Agreement)  as has been advanced by Lender to Borrower pursuant to the Credit Agreement, and (b) on each date  specified in the Credit  Agreement  prior to the  Revolving  Facility
Maturity Date, the principal  amount of the Revolving Loans payable to Lender on such date as specified therein,  in lawful money of the United States of America in immediately available funds, and to pay interest from the Closing Date on the unpaid principal amount thereof from time to time outstanding, in like funds, at said  office,  at the rate or rates  per  annum  and  payable  on such  dates as provided in the Credit Agreement. Borrower also promises to pay Default Interest
(defined in the Credit  Agreement),  on demand,  on the terms and conditions set forth  in  the  Credit  Agreement.  In  addition,  should  legal  action  or  an attorney-at-law  be  utilized  to collect  any amount  due  hereunder,  Borrower further  promises to pay all costs of collection,  including the attorneys' fees of Lender.

All borrowings evidenced by this Revolving Note and all payments and prepayments of the principal  hereof and the date thereof shall be recorded by Lender in its internal records;  provided,  that the failure of Lender to make such a notation or any error in such  notation  will not affect the  obligations  of Borrower to make the payments of principal and interest in accordance with the terms of this
Revolving Note and the Credit Agreement.

This  Revolving  Note is issued  in  connection  with,  and is  entitled  to the benefits of, the Credit Agreement which, among other things, contains provisions for the  acceleration  of the  maturity  hereof  upon the  happening  of certain events, all upon the terms and conditions therein specified.

THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY
THE LAWS OF THE STATE OF NORTH  DAKOTA  AND ANY  APPLICABLE  LAWS OF THE  UNITED
STATES OF AMERICA.

                                     NEDAK ETHANOL, LLC

                                     By:
                                        ----------------------------------------
                                     Name:  Jerome Fagerland
                                     Title: President and General Manager

                                     By:
                                        ----------------------------------------
                                     Name:  Everett Vogel
                                     Title: Board Chairman

                                   EXHIBIT 2B
                             Revolving Draw Request

                                     [Date]

Farm Credit Services of Grand Forks, FLCA
2424 32nd Avenue South, P.O. Box 13570
Grand Forks, North Dakota 58208-3570

Attention:  Bob Ellerbusch/Val Anderson

Dear Mr. Ellerbusch/Ms. Anderson:

Reference is made to the Master Credit  Agreement  dated as of February 14, 2007
(as amended and in effect on the date hereof, the "Credit  Agreement"),  between the undersigned as Borrower,  and Farm Credit  Services of Grand Forks,  FLCA as
Lender.  Terms  defined in the Credit  Agreement  are used  herein with the same meanings.  This notice constitutes a Revolving Draw Request, and Borrower hereby requests a Revolving  Loan under the Credit  Agreement,  and in that  connection
Borrower  certifies  the  following  information  with respect to the  Revolving
Borrowing requested hereby:

(A) Aggregate principal amount of the requested  Revolving Loan(1):____________
(B) Date of the requested  Revolving  Loan (which is a Business  Day):_________
Borrower hereby represents and warrants that the conditions specified in Section
5 of the Second Supplement to the Credit Agreement are satisfied.

                                         Very truly yours,

                                         NEDAK ETHANOL, LLC

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

---------------------------
     1 Not less than $100,000 and an integral multiple of $100,000.